Leases - Summary of Future Undiscounted Lease Payments for Finance Leases (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
2024, finance leases	$ 98	$ 96
2025, finance leases	101	98
2026, finance leases	105	101
2027, finance leases	108	105
2028, finance leases	111	108
Thereafter, finance leases	2,676	2,787
Total undiscounted lease payments, finance leases	3,199	3,295
Less: imputed interest, finance leases	(948)	(1,014)
Net lease liabilities	$ 2,251	$ 2,281